UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)     Appointment of Mike Matacunas as President and Chief Executive Officer ("CEO") of SGRP

On February 16, 2021, SGRP issued a Press Release (the "Release") announcing the appointment and election of Mike Matacunas on February 4, 2021, as SGRP's new President and Chief Executive Officer (the "CEO") of SGRP pursuant to the action of SGRP's Board of Directors (the "Board"), and his appointment and election as a Director of SGRP by the independent Directors of SGRP. Mr. Matacunas is expected to commence his role with SGRP on February 22, 2021. In this role, Mr. Matacunas will be responsible for setting global strategy, overseeing operations and growing a business with more than 25,000 merchandising specialists.

Mr. Matacunas is a Fortune 500 veteran with more than 30 years of relevant leadership experience. He has worked in public and private companies, developed and led international business growth, driven exceptional operational results and built world-class teams. He was previously the Chief Administrative Officer at Dollar Tree Inc., where he helped lead the successful multi-billion-dollar acquisition and integration of Family Dollar Stores, including, among other things, merchandising, sourcing, operational and executive improvements. Prior to this, Mike was CEO of a successful retail professional services business that transformed leading global retailers, wholesalers and consumer packaged goods companies. Mike’s experience also includes strategy, consulting and world-wide roles at leading technology companies, including IBM and Manhattan Associates. Mr. Matacunas earned a BA in Economics from Boston University and an MBA from the College of William & Mary Mason School of Business.

Mr. Matacunas will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to the Board. He also was elected to the Board as a Director. Pursuant to his offer letter dated as of January 24, 2021, Mr. Matacunas will receive a salary of $300,000.00 per year, be eligible to participate in the SGRP bonus plans in 2021 and forward with a performance bonus plan of up to 120% of his base salary (guaranteed to be at least be $157,500 for 2021), and be granted an inducement award of Restricted Stock Units (“RSU’s”) issued annually (commencing in 2022) with a market value of $100,000 as of the date of each issuance (and vesting in one year) every year for 10 years, and be eligible for additional annual equity grants from time to time. He also will be granted as of the date his employment begins a one-time cash award of $50,000, a one-time inducement award of RSU’s with a market value of $50,000 as of the date of grant, and an inducement stock option award to purchase 630,000 shares of the Corporation’s common stock at a per share exercise price equal to the fair market value of the Corporation’s common stock on the date of grant. He also will receive a car allowance in the gross amount of $4,800 annually and will be entitled to participate in the Corporation's 401(k), medical, dental, vision, short/long term disability and life insurance plans, and generally will have vacation, holiday and sick time in accordance with the Corporation's personnel policies.

Mr. Matacunas also will receive severance protection under his Change of Control Severance Agreement with SGRP dated as of January 26, 2021 (the "CICSA"). The CICSA provides that Mr. Matacunas will receive a lump sum severance payment if, within the applicable period of his employment, and continuing for so long as the CICSA remains in effect, Mr. Matacunas either resigns for Good Reason (such as certain changes in control or an adverse change in duties or in compensation) or is terminated other than in a Termination For Cause (as such terms are defined in the CICSA). The lump sum severance payment is equal to two times the sum of Mr. Matacunas’ (i) Termination Base Salary and (ii) Bonus (as such terms are defined in the CICSA).

The foregoing description of the CICSA does not purport to be complete and is qualified in its entirety by reference to the full text of the CICSA, which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential continuing negative effects of the COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the integration and suitability of the Company's new CEO, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Change of Control Severance Agreement by and among SPAR Group, Inc., SPAR Marketing Force, Inc. and Mike Matacunas, dated as of January 26, 2021 as filed herewith.

99.1	Press Release respecting Mike Matacunas joining SGRP as its new CEO dated February 16, 2021; as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	February 16, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer